This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                                   ALL RECORDS

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1. Range of Gross Interest Rates (%)

1. RANGE OF GROSS INTEREST RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
RANGE OF GROSS INTEREST RATES (%)                    LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
4.750 - 4.999                                            1        179,347      0.03      4.990         357       80.00       674
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                                           13      2,840,919      0.54      5.163         358       73.71       689
------------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                                           24      5,707,706      1.08      5.366         340       77.50       665
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                                           45     11,051,390      2.08      5.593         358       76.15       672
------------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                                          152     34,016,729      6.42      5.901         354       76.52       660
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                                           83     15,472,567      2.92      6.137         349       78.11       639
------------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                                          156     32,705,003      6.17      6.342         356       79.09       645
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                                          217     41,462,348      7.82      6.588         356       79.63       642
------------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                                          340     69,059,812     13.02      6.890         356       80.46       632
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                                          174     32,575,801      6.14      7.117         356       81.45       630
------------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                                          223     43,817,390      8.26      7.356         355       81.99       616
------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                                          253     42,167,972      7.95      7.586         354       81.13       606
------------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                                          327     56,555,738     10.67      7.882         355       81.54       598
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                                          102     14,802,578      2.79      8.099         355       81.63       596
------------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                                          152     22,800,902      4.30      8.342         356       82.85       587
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                                          165     24,790,047      4.68      8.575         354       82.06       574
------------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                                          173     23,593,520      4.45      8.872         353       82.07       565
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                                           81      8,278,991      1.56      9.104         347       82.79       581
------------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                                           89      9,494,017      1.79      9.343         340       83.90       579
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                                           99     10,482,203      1.98      9.585         344       80.54       555
------------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                                          136     11,476,242      2.16      9.890         335       82.80       575
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                                         37      2,813,462      0.53     10.105         334       79.45       561
------------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                                         42      3,144,646      0.59     10.345         319       84.45       577
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                                         33      2,268,272      0.43     10.591         308       83.61       609
------------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                                         67      3,717,014      0.70     10.915         247       94.60       627
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                                         12        578,510      0.11     11.072         268       84.21       598
------------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                                         30      1,356,530      0.26     11.351         256       87.15       610
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                                         30      1,080,271      0.20     11.566         192       98.84       666
------------------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                                         20        881,297      0.17     11.797         250       99.55       634
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                                         10        429,012      0.08     12.064         229       97.18       617
------------------------------------------------------------------------------------------------------------------------------------
12.250 - 12.499                                          5        191,475      0.04     12.404         256       89.92       585
------------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                                          5        191,634      0.04     12.525         253      100.00       629
------------------------------------------------------------------------------------------------------------------------------------
12.750 - 12.999                                          4         78,857      0.01     12.926         224       99.26       607
------------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.249                                          3         98,541      0.02     13.000         199      100.00       635
------------------------------------------------------------------------------------------------------------------------------------
13.250 - 13.499                                          2         42,189      0.01     13.312         177      100.00       616
------------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.749                                          1         21,396      0.00     13.500         179      100.00       637
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,306    530,224,328    100.00      7.494         351       80.87       616
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990
Maximum: 13.500
Weighted Average: 7.494

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transa ction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                              FIXED RATE POPULATION

SELECTION CRITERIA: FIXED RATE POPULATION
TABLE OF CONTENTS

1. Range of Gross Interest Rates (%)

1. RANGE OF GROSS INTEREST RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
Range of Gross Interest Rates (%)                    Loans        ($)        Balance      (%)      (Months)       (%)       Score
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                                            3        876,299      0.87      5.110         359       63.28       720
------------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                                            8      2,114,419      2.10      5.288         308       75.35       693
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                                           10      2,365,721      2.35      5.542         358       68.55       672
------------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                                           60     13,279,500     13.20      5.889         350       72.86       669
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                                           21      3,060,209      3.04      6.142         317       68.77       629
------------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                                           34      8,298,296      8.25      6.335         351       78.21       665
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                                           41      6,703,550      6.66      6.571         350       70.70       620
------------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                                           71     12,859,115     12.78      6.878         351       78.36       626
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                                           28      6,154,825      6.12      7.084         351       81.67       643
------------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                                           25      4,634,302      4.61      7.318         338       78.83       625
------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                                           39      5,146,937      5.12      7.567         329       74.51       613
------------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                                           49      6,917,644      6.88      7.891         339       80.34       617
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                                           15      1,750,604      1.74      8.102         342       82.03       608
------------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                                           20      2,399,272      2.38      8.348         348       90.14       649
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                                           21      2,723,487      2.71      8.560         329       84.69       583
------------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                                           29      2,390,450      2.38      8.857         314       81.25       605
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                                           15        902,749      0.90      9.061         262       89.57       664
------------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                                           24      1,899,821      1.89      9.342         272       88.83       629
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                                           29      1,810,862      1.80      9.611         282       91.33       610
------------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                                           59      3,805,021      3.78      9.924         289       92.02       638
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                                         12        854,710      0.85     10.112         280       86.51       605
------------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                                         19      1,093,058      1.09     10.342         245       96.57       654
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                                         24      1,453,182      1.44     10.601         286       91.29       647
------------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                                         60      2,882,559      2.86     10.922         216       98.50       653
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                                          9        348,240      0.35     11.073         210       96.41       654
------------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                                         26        968,990      0.96     11.347         217       96.90       646
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                                         30      1,080,271      1.07     11.566         192       98.84       666
------------------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                                         20        881,297      0.88     11.797         250       99.55       634
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                                          9        398,774      0.40     12.053         219      100.00       620
------------------------------------------------------------------------------------------------------------------------------------
12.250 - 12.499                                          4        130,417      0.13     12.418         210       99.24       622
------------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                                          5        191,634      0.19     12.525         253      100.00       629
------------------------------------------------------------------------------------------------------------------------------------
12.750 - 12.999                                          4         78,857      0.08     12.926         224       99.26       607
------------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.249                                          3         98,541      0.10     13.000         199      100.00       635
------------------------------------------------------------------------------------------------------------------------------------
13.250 - 13.499                                          2         42,189      0.04     13.312         177      100.00       616
------------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.749                                          1         21,396      0.02     13.500         179      100.00       637
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 829    100,617,197    100.00      7.536         327       80.07       639
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000
Maximum: 13.500
Weighted Average: 7.536

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transa ction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                           ADJUSTABLE RATE POPULATION

SELECTION CRITERIA: ADJUSTABLE RATE POPULATION
TABLE OF CONTENTS

1. Range of Gross Interest Rates (%)

1. RANGE OF GROSS INTEREST RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
Range of Gross Interest Rates (%)                    Loans        ($)        Balance      (%)      (Months)       (%)       Score
------------------------------------------------------------------------------------------------------------------------------------
4.750 - 4.999                                            1        179,347      0.04      4.990         357       80.00       674
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                                           10      1,964,620      0.46      5.187         358       78.36       675
------------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                                           16      3,593,287      0.84      5.411         358       78.77       648
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                                           35      8,685,669      2.02      5.607         358       78.22       672
------------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                                           92     20,737,229      4.83      5.909         357       78.86       654
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                                           62     12,412,358      2.89      6.135         357       80.42       641
------------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                                          122     24,406,707      5.68      6.345         357       79.39       638
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                                          176     34,758,798      8.09      6.591         357       81.35       646
------------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                                          269     56,200,697     13.08      6.892         357       80.95       634
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                                          146     26,420,976      6.15      7.125         357       81.40       627
------------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                                          198     39,183,088      9.12      7.361         357       82.37       615
------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                                          214     37,021,035      8.62      7.589         357       82.05       605
------------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                                          278     49,638,095     11.55      7.881         357       81.71       595
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                                           87     13,051,974      3.04      8.099         357       81.58       594
------------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                                          132     20,401,629      4.75      8.341         357       82.00       580
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                                          144     22,066,560      5.14      8.577         357       81.73       573
------------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                                          144     21,203,070      4.94      8.874         357       82.17       561
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                                           66      7,376,241      1.72      9.110         357       81.96       571
------------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                                           65      7,594,196      1.77      9.344         357       82.67       566
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                                           70      8,671,341      2.02      9.579         357       78.29       544
------------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                                           77      7,671,222      1.79      9.872         358       78.22       544
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                                         25      1,958,752      0.46     10.102         357       76.37       542
------------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                                         23      2,051,588      0.48     10.347         358       77.99       535
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                                          9        815,091      0.19     10.575         348       69.92       540
------------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                                          7        834,455      0.19     10.891         357       81.12       537
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                                          3        230,270      0.05     11.071         357       65.74       514
------------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                                          4        387,540      0.09     11.360         356       62.78       521
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                                          1         30,239      0.01     12.200         355       60.00       582
------------------------------------------------------------------------------------------------------------------------------------
12.250 - 12.499                                          1         61,058      0.01     12.375         355       70.00       506
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,477    429,607,131    100.00      7.484         357       81.06       611
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990
Maximum: 12.375
Weighted Average: 7.484

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transa ction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.